Exhibit 99.1

                           Adjusted Case Volume Table

--------------------------------------------------------------------------------
                                  CASE VOLUME*
--------------------------------------------------------------------------------
2002                                 Prior                               Revised
--------------------------------------------------------------------------------

1Q                                   50,910                               39,149
--------------------------------------------------------------------------------
2Q                                   54,283                               39,945
--------------------------------------------------------------------------------
3Q                                   56,876                               39,379
--------------------------------------------------------------------------------
4Q                                   58,821                               40,124
================================================================================
Total                               220,890                              158,597
--------------------------------------------------------------------------------

*     Excluding discontinued products